Exhibit 10.1

SECOND AMENDMENT TO CREDIT AGREEMENT

This SECOND AMENDMENT TO CREDIT AGREEMENT, dated as of September 8, 2005 (this “Amendment”), is entered into among WATSON PHARMACEUTICALS, INC., a Nevada corporation (the “Borrower”), the Lenders (as defined below) and the Administrative Agent (as defined below), and amends the Credit Agreement, dated as of May 30, 2003 (as amended, supplemented or modified from time to time, the “Credit Agreement”), entered into among the Borrower, the financial institutions from time to time party hereto, whether by execution of the Credit Agreement or an Assignment and Acceptance (the “Lenders”), WACHOVIA BANK, NATIONAL ASSOCIATION, in its capacity as administrative agent for the Lenders (in such capacity, the “Administrative Agent”), BANK OF AMERICA, N.A. and CIBC WORLD MARKETS CORP., each in its capacity as co-syndication agent for the Lenders (each, in such capacity, a “Syndication Agent”), and LEHMAN COMMERCIAL PAPER, INC., in its capacity as documentation agent for the Lenders (in such capacity, the “Documentation Agent”).  Unless otherwise defined herein, the terms defined in the Credit Agreement shall be used herein as therein defined.

PRELIMINARY STATEMENT

The Lenders and the Borrower have agreed, subject to the terms and conditions of this Amendment, to amend the Credit Agreement as hereinafter set forth.

STATEMENT OF AGREEMENT

SECTION 1.  Amendment to Credit Agreement.  The Credit Agreement is, effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 2 hereof, hereby amended as follows:

(a)                                  Section 1.01 of the Credit Agreement is amended by adding the following defined term in proper alphabetical order:

“ ‘Applicable Commitment Fee Percentage’ means, as of any date, a percentage per annum determined by reference to the Debt Rating in effect on such date as set forth below:

	Debt Rating	Applicable Commitment
Tier	S&P/Moody’s	Fee Percentage
I	> BBB+/Baa1	0.10%
II	BBB/Baa2	0.125%
III	BBB-/Baa3	0.15%
IV	BB+/Ba1	0.20%
V	< BB+/Ba1	0.25%”

(b)                                 The definition of “Applicable Base Rate Margin” is amended by deleting such definition in its entirety and substituting therefor the following:

“ ‘Applicable Base Rate Margin’ means, as of any date, a percentage per annum determined by reference to the Debt Rating in effect on such date as set forth below:

	Debt Rating	Applicable Base
Tier	S&P/Moody’s	Rate Margin
I	> BBB+/Baa1	0.0%
II	BBB/Baa2	0.0%
III	BBB-/Baa3	0.0%
IV	BB+/Ba1	0.0%
V	< BB+/Ba1	0.25%”

(c)                                  The definition of “Applicable Eurodollar Rate Margin” is amended by deleting such definition in its entirety and substituting therefor the following:

“ ‘Applicable Eurodollar Rate Margin’ means, as of any date, a percentage per annum determined by reference to the Debt Rating in effect on such date as set forth below:

	Debt Rating	Applicable Eurodollar
Tier	S&P/Moody’s	Rate Margin
I	> BBB+/Baa1	0.50%
II	BBB/Baa2	0.625%
III	BBB-/Baa3	0.75%
IV	BB+/Ba1	1.00%
V	< BB+/Ba1	1.25%”

(d)                                 The definition of “Debt Rating” is amended by deleting such definition in its entirety and substituting therefor the following:

“ ‘Debt Rating’ means, as of any date, the higher rating that has been most recently announced by either S&P or Moody’s, as the case may be, for any class of non-credit enhanced long-term senior unsecured debt issued by the Borrower; provided that if at any time the difference between the ratings of such type most recently announced by S&P and Moody’s is more than one rating grade, the rating that is one grade above the lower of such two ratings shall apply.  For purposes of the foregoing, (a) if either S&P or Moody’s shall not have a rating in effect, then the Debt Rating shall be the available rating, (b) if any rating established by S&P or Moody’s shall be changed, such change shall be effective as of the date on which such change is first announced publicly by the rating agency making such change, and (c) if S&P or Moody’s shall change the basis on which ratings are established, each reference herein to ratings announced by S&P or Moody’s, as the case may be, shall refer to the then equivalent rating by S&P or Moody’s, as the case may be.”

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(e)                                  Section 4.03(a) of the Credit Agreement is hereby amended by deleting the words “rate of 0.375% per annum” therein and inserting in substitution therefor the words “Applicable Commitment Fee Rate.”

(f)                                    Section 6.01(J) of the Disclosure Letter is amended by inserting the following at the end of the sentence immediately before the period:

“and to the matters described and set forth under the caption “Legal Proceedings” in Part I, Item 3 of the Borrower’s Report on Form 10-K for the fiscal year ended December 31, 2004 and under the caption “Legal Proceedings” in Part II, Item 1 of the Borrower’s Reports on Form 10-Q for the quarterly periods ended March 31, 2005 and June 30, 2005.”

SECTION 2.  Conditions Precedent to Effectiveness.  This Amendment shall become effective as of the date first above written upon the satisfaction of the following conditions precedent:

(a)                                  The Administrative Agent shall have received this Amendment executed by the Borrower and the Lenders.

(b)                                 In consideration of this Amendment and the amendments made herein, the Borrower shall have paid (i) to the Administrative Agent, for the account of each Lender, a fee in the amount of 3.5 basis points (0.035%) on the aggregate principal amount of such Lender’s Revolving Loan Commitment, and (ii) the arrangement fee payable to Wachovia Capital Markets, LLC (the “Arranger”) pursuant to the Engagement Letter dated as of August 16, 2005 between the Borrower and the Arranger.

SECTION 3.  Representations and Warranties.  The Borrower represents and warrants as follows:

(a)                                  After giving effect to this Amendment, all of the representations and warranties contained in Section 6.01 of the Credit Agreement and in the other Loan Documents are true and complete in all material respects (except to the extent that such representations or warranties are made as of an earlier date, in which case they shall be true and complete in all material respects as of such earlier date).

(b)                                 After giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

SECTION 4.  Reference to and Effect on the Loan Documents.

(a)                                  Upon the effectiveness of this Amendment, on and after the date hereof each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to “the Credit Agreement,” “thereunder,” “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended hereby.

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(b)                                 Except as specifically amended above, the Credit Agreement and all other Loan Documents are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

(c)                                  The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

SECTION 5.  Execution in Counterparts.  This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.

SECTION 6.  Governing Law.  This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first above written.

WATSON PHARMACEUTICALS, INC.

By:	/s/ R. Todd Joyce
Title:	VP Corporate Controller and Treasurer

Watson Pharmaceuticals, Inc.

Second Amendment to Credit Agreement

WACHOVIA BANK, NATIONAL
ASSOCIATION, as Administrative Agent and
Lender

By:	/s/ Richard L. Nelson
Title:	Vice President

Watson Pharmaceuticals, Inc.

Second Amendment to Credit Agreement

CIBC INC., as Lender

By:	/s/ George Knight
George Knight
Title:	Managing Director
CIBC World Markets Corp. As Agent

Watson Pharmaceuticals, Inc.

Second Amendment to Credit Agreement

BANK OF AMERICA, N.A., as Lender

By:	/s/ Joseph L. Corah
Joseph L. Corah
Title:	Senior Vice President

Watson Pharmaceuticals, Inc.

Second Amendment to Credit Agreement

LEHMAN COMMERCIAL PAPER, INC., as
Lender

By:	/s/ Janine M. Shugan
Janine M. Shugan
Title:	Authorized Signatory

Watson Pharmaceuticals, Inc.

Second Amendment to Credit Agreement

BANCO POPULAR DE PUERTO RICO,
NEW YORK BRANCH, as Lender

By:	/s/ Hector J. Gonzalez
Title:	Vice President

Watson Pharmaceuticals, Inc.

Second Amendment to Credit Agreement

BANK LEUMI USA, as Lender

By:	/s/ Joung Hee Hong
Joung Hee Hong
Title:	Vice President

Watson Pharmaceuticals, Inc.

Second Amendment to Credit Agreement

THE BANK OF EAST ASIA, LIMITED, as Lender

By:	/s/ David Loh
Title:	SVP–Commercial Lending

By:	/s/ Simon Keung
Title:	SVP & Controller

Watson Pharmaceuticals, Inc.

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Watson Pharmaceuticals, Inc.

Second Amendment to Credit Agreement

COMERCIA BANK, as Lender

By:	/s/ Don R. Carruth
Name:	Don R. Carruth
Title:	Corporate Banking Officer

Watson Pharmaceuticals, Inc.

Second Amendment to Credit Agreement

E.SUN COMMERCIAL BANK, LTD., LOS
ANGELES BRANCH, as Lender

By:	/s/ Benjamin Lin
Title:	E.V.P. & General Manager

Watson Pharmaceuticals, Inc.

Second Amendment to Credit Agreement

FIRST COMMERCIAL BANK, as Lender

By:	/s/ Helen Tong
Title:	VP & General Manager

Watson Pharmaceuticals, Inc.

Second Amendment to Credit Agreement

THE NORTHERN TRUST COMPANY, as Lender

By:	/s/ John E. Burda
Title:	Vice President

Watson Pharmaceuticals, Inc.

Second Amendment to Credit Agreement

SUMITOMO MITSUI BANKING
CORPORATION, as Lender

By:	/s/ Yoshihiro Hyakutome
Yoshihiro Hyakutome
Title:	Joint General Manager

Watson Pharmaceuticals, Inc.

Second Amendment to Credit Agreement

TAIPEI FUBON COMMERCIAL BANK, NEW
YORK AGENCY, as Lender

By:	/s/ Sophia Jing
Name:	Sophia Jing
Title:	VP & General Manager

Watson Pharmaceuticals, Inc.

Second Amendment to Credit Agreement

U.S. BANK, NATIONAL ASSOCIATION, as
Lender

By:	/s/ Janet Jordan
Title:	Vice President

Watson Pharmaceuticals, Inc.

Second Amendment to Credit Agreement

UNION BANK OF CALIFORNIA, N.A., as Lender

By:	/s/ Peter Thompson
Title:	Peter Thompson, Vice President

Watson Pharmaceuticals, Inc.

Second Amendment to Credit Agreement

UNITED OVERSEAS BANK LIMITED, LOS
ANGELES AGENCY, as Lender

By:	/s/ Hoong Chen
Title:	First VP & General Manager

Watson Pharmaceuticals, Inc.

Second Amendment to Credit Agreement

CATHAY UNITED BANK (fka United World
Chinese Commercial Bank), as Lender

By:	/s/ Allen Peng
Title:	EVP & General Manager

Watson Pharmaceuticals, Inc.

Second Amendment to Credit Agreement

WELLS FARGO BANK, N.A., as Lender

By:	/s/ Lucy Nixon
Lucy Nixon
Title:	Senior Vice President

Watson Pharmaceuticals, Inc.

Second Amendment to Credit Agreement